Certification Pursuant To
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual Report of Universal Express, Inc. (the "Company") on form 10-KSB for the period ended June 30, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Altomare, Chief Executive Officer and Chief Financial Officer of the Company, Certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15
          (d) of the securities Exchange Act of 1934: and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           By:    /s/ Richard A. Altomare
                                                  ----------------------------
                                                  Richard A. Altomare,
                                                  Chief Executive Officer and
                                                  Chief Financial Officer

Date:  October 13,  2004



















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